Vanguard Alternative Strategies Fund
Supplement Dated February 14, 2023, to the Prospectus and Summary Prospectus Dated February 25, 2022
Important Changes to Vanguard Alternative Strategies Fund (the Fund)

On February 14, 2023, the board of trustees of the Fund approved a proposal to liquidate and dissolve the Fund on or about April 19, 2023 (the liquidation date). In anticipation of the liquidation and dissolution, the Fund will be closed to new investors on February 14, 2023, and to new investments from existing investors on April 14, 2023.
On the liquidation date, the Fund will redeem all of its outstanding shares at the net asset value of such shares. On the same date, all outstanding shares of the Fund will be canceled, and the Fund will cease operations as a mutual fund.
In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the Fund may deviate from its investment objective and strategies as the liquidation date approaches.
Prior to the liquidation, the Fund may declare and pay its shareholders of record one or more dividends or other distributions of its investment company taxable income and may (but is not expected to) declare and pay shareholders of record one or more distributions of its net realized capital gains.
The liquidation and dissolution are not expected to result in income tax liability for the Fund. The Fund may pay its liquidating distribution in more than one installment. Any liquidation proceeds paid to shareholders should generally be treated as received in exchange for their shares and will therefore generally give rise to a capital gain or loss, depending on their basis in the shares. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 1298A 022023

Vanguard Trustees' Equity Fund

Supplement Dated February 14, 2023, to the Statement of Additional Information Dated February 25, 2022

Important Changes to Vanguard Alternative Strategies Fund (the Fund)

On February 14, 2023, the board of trustees of the Fund approved a proposal to liquidate and dissolve the Fund on or about April 19, 2023 (the liquidation date). In anticipation of the liquidation and dissolution, the Fund will be closed to new investors on February 14, 2023, and to new investments from existing investors on April 14, 2023.

On the liquidation date, the Fund will redeem all of its outstanding shares at the net asset value of such shares. On the same date, all outstanding shares of the Fund will be canceled, and the Fund will cease operations as a mutual fund.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the Fund may deviate from its investment objective and strategies as the liquidation date approaches.

Prior to the liquidation, the Fund may declare and pay its shareholders of record one or more dividends or other distributions of its investment company taxable income and may (but is not expected to) declare and pay shareholders of record one or more distributions of its net realized capital gains.

The liquidation and dissolution are not expected to result in income tax liability for the Fund. The Fund may pay its liquidating distribution in more than one installment. Any liquidation proceeds paid to shareholders should generally be treated as received in exchange for their shares and will therefore generally give rise to a capital gain or loss, depending on their basis in the shares. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

© 2023 The Vanguard Group, Inc. All rights reserved.	SAI 046A 022023
Vanguard Marketing Corporation, Distributor.